Note 35 - Other relevant information	12 Months Ended
Dec. 31, 2022
Disclosure of other relevant information [Abstract]
Note 35 - Other relevant information

35Other relevant information

Agreement to terminate NKKTubes joint venture

Tenaris’s seamless pipe manufacturing facility in Japan, located in the Keihin steel complex owned by JFE Holdings Inc. (“JFE”), is operated by NKKTubes, a company owned 51% by Tenaris and 49% by JFE. Steel bars and other essential inputs and services for NKKTubes are supplied under a long-term agreement by JFE.

On March 27, 2020, JFE informed Tenaris of its decision to permanently cease as from JFE’s fiscal year ending March 2024 the operations of its steel manufacturing facilities located at the Keihin complex. In light of that development, Tenaris and JFE engaged in discussions and ultimately determined that the project was no longer economically sustainable. Accordingly, on November 2, 2021, Tenaris and JFE agreed to terminate amicably their joint venture and liquidate NKKTubes, and on November 2, 2022, entered into a definitive wrap-up agreement. Under these agreements:

a)NKKTubes’ manufacturing and production operations were closed by June 30, 2022;

b)the lease agreement of the Keihin steel complex between JFE and NKKTubes was terminated as of September 30, 2022;

c)all tangible fixed assets owned by NKKTubes and placed in the Keihin steel complex were either purchased by JFE or removed and disposed of;

d)NKKTubes started its liquidation process on November 30, 2022;

e)all agreements that allowed the operation of the joint venture will terminate progressively in accordance with NKKTubes’ operational needs until liquidation is accomplished;

f)all agreements with local Japanese customers and subcontractors were terminated;

g)the intangible assets belonging to NKKTubes will be allocated between the parties based on agreements still under negotiation; and

h)all related dissolution and liquidation costs were allocated between the parties.

In July, 2022, Tenaris and JFE entered into an agreement for the provision of tubular material, including 13 Chrome alloy products, thereby ensuring a continued supply of such products to international customers after NKKTubes’ closure.

Management determined that the parties’ decision to terminate the NKKTubes joint venture constituted an impairment indicator, conducted an impairment test, and as of December 2021, recognized a charge of approximately $57 million, impacting NKKTubes’ property, plant and equipment and intangible assets.

During 2022, as result of NKKTubes’ closure, the currency translation adjustment reserve belonging to the shareholders was reclassified to the income statement for an amount of $71.2 million.

As of December 31, 2022, the net non-controlling interests’ reserve amounts to approximately $13.2 million. This balance will be reclassified through the Company’s results in the period when the final liquidation of NKKTubes occurs.

Agreement for acquisition of Benteler Steel & Tube Manufacturing Corporation

On July 7, 2022, the Company entered into a definitive agreement to acquire from Benteler North America Corporation, a Benteler Group company, 100% of the shares of Benteler Steel & Tube Manufacturing Corporation, a U.S. producer of seamless steel pipes. The agreement provided that either party could unilaterally terminate the agreement in case that the conditions precedent to closing had not been satisfied by January 3, 2023. On February 5, 2023, Tenaris announced that Benteler North America Corporation had exercised its right to unilaterally terminate, effective immediately, the acquisition agreement and, accordingly, the transaction will not proceed.